LOAN NO. 07-0004017

                                    GUARANTY


     THIS GUARANTY dated as of the 21st day of August, 2002 (the "GUARANTY") is made by the EMERITUS CORPORATION, a Washington corporation, with an address at 3131 Elliott Avenue, Suite 500, Seattle, Washington 98121 (referred to herein as the "GUARANTOR"), for the benefit of HELLER HEALTHCARE FINANCE, INC., a Delaware corporation ("LENDER").
                                    RECITALS
     A.     FINANCIAL  ACCOMMODATIONS.  Lender and Emeritus Properties XIV, LLC,
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a  Washington  limited liability company ("BORROWER"), are concurrently herewith entering into that certain Loan Agreement (the "LOAN AGREEMENT") of even date herewith pursuant to which Lender shall extend financial accommodations to Borrower.
B.     INDUCEMENT.  To  induce  Lender  to  extend  to  Borrower  the  financial
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accommodations  set forth in the Loan Agreement, Guarantor is willing to execute and  deliver  this  Guaranty.
In consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:
1.     DEFINED  TERMS
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     All  capitalized terms used herein and not otherwise defined shall have the meanings  assigned  to  such  terms  in  the  Loan  Agreement.
2.     THE  GUARANTY
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2.1.     GUARANTY  OF  OBLIGATIONS.  Guarantor  unconditionally  and  absolutely
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guarantees  to  Lender  the  full  and  prompt payment and performance when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, of the indebtedness, liabilities and obligations of every kind and nature of Borrower to Lender arising under or in any way relating to the Loan Agreement or any of the other Loan Documents, howsoever created, incurred or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, due or to become due, and howsoever owned, held or acquired by Lender (collectively, the "OBLIGATIONS"). Without limitation to the foregoing, the Obligations shall include (a) all reasonable attorneys' and paralegals' fees, including the cost of inside attorneys and paralegals, costs and expenses and all court costs and costs of appeal incurred by Lender in collecting any amount due Lender under this Guaranty or in prosecuting any action against Borrower, Guarantor or any other guarantor with respect to all or any part of the Obligations (collectively, the "ENFORCEMENT COSTS"), and (b) all interest, fees, costs and expenses due Lender after the filing of a bankruptcy petition by or against Borrower regardless of whether such amounts can be collected during the pendency of the bankruptcy proceedings.
2.2.     CONTINUING  GUARANTY;  GUARANTY  OF  PAYMENT.  This  Guaranty  is  a
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continuing  guaranty  of  the  Obligations,  and  Guarantor  agrees  that  the obligations of Guarantor to Lender hereunder shall be primary obligations, shall not be subject to any counterclaim, set-off, abatement, deferment or defense based upon any claim that Guarantor may have against Lender, Borrower or any other person or entity.
2.3.     LIABILITY  OF  GUARANTOR  NOT  AFFECTED.  This Guaranty shall remain in
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full  force  and effect without regard to, and shall not be released, discharged or affected in any way by, any circumstances or condition, including, without limitation:
(a) the attempt or the absence of any attempt by Lender to obtain payment or performance by Borrower or any other guarantor (this being a guaranty of payment  and  performance  and  not  of  collection);
(b) Lender's delay in enforcing Guarantor's obligations hereunder or of any other party under the Loan Documents, or any prior partial exercise by Lender of any right or remedy hereunder or under any of the other Loan Documents;
(c) any renewal, extension, substitution, modification, replacement of or indulgence with respect to, the Obligations, all of which Lender is hereby authorized to make;
(d) the fact that Borrower is not liable for the payment or performance of the Obligations, or any portion thereof, for any reason whatsoever, Guarantor being liable for the Obligations notwithstanding that Borrower may not be;
(e) any sale, exchange, release, surrender or other disposition of, or realization upon, any collateral securing the Obligations, or any settlement or compromise of any guaranties of the Obligations, or any other obligation of any person or entity with respect to the Loan Documents;
(f)     the acceptance by Lender of any additional security for the Obligations;
(g) the lack of validity or enforceability of, or Lender's waiver or consent with respect to, any provision of any instrument evidencing, securing or otherwise relating to the Obligations, or any part thereof, including without limitation the Loan Documents;
(h) the failure by Lender to take any steps to perfect, maintain, or enforce its security interests or remedies under the Loan Documents, or to preserve its rights to or protect any security or collateral, for the Obligations;
(i) any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, liquidation, marshalling of assets and liabilities or similar event or proceedings with respect to Borrower or Guarantor, as applicable, or any of their respective properties (each, an "INSOLVENCY PROCEEDING"), or any action taken by Lender, any trustee or receiver or by any court in any such proceeding;
(j) the failure by Lender to file or enforce a claim against the estate (either in an Insolvency Proceeding or other proceeding) of Borrower or Guarantor;
(k)     in  any  proceeding  under Title 11 of the United States Code (11 U.S.C.
Section 101 et seq.), as amended (the "BANKRUPTCY CODE"): (i) any election by Lender under Section 1111(b)(2) of the Bankruptcy Code, (ii) any borrowing or grant of a security interest by Borrower as debtor-in-possession under Section 364 of the Bankruptcy Code, (iii) the inability of Lender to enforce the Obligations against Borrower by application of the automatic stay provisions of
Section 362 of the Bankruptcy Code, or (iv) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of Lender's claim(s) against Borrower for repayment of the Obligations;
(l) the failure of Guarantor to receive notice of any intended disposition of the collateral for the Obligations;
(m) any merger or consolidation of Borrower into or with any other entity, or any sale, lease or transfer of any of the assets of Borrower or Guarantor to any other person or entity;
(n) any change in the ownership of Borrower, or any change in the relationship between Borrower and Guarantor or any termination of any such relationship;
(o) the death, incapacity, insanity, disability, dissolution or other change in status of Borrower or Guarantor;
(p) the making of additional loans to Borrower, the increase or reduction of the maximum principal amount of the Obligations, the increase or reduction in the interest rate provided in the Notes, or any other modification, amendment, release or waiver of the terms of the Loan Documents;
(q)     the  absence,  impairment  or  loss  of  any  right  of reimbursement or subrogation  or  other  right  or  remedy  of  Guarantor;  and
(r) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of Borrower, Guarantor or any other guarantor.
     Guarantor hereby expressly waives and surrenders any defense to its liability under this Guaranty based upon any of the foregoing acts, omissions, agreements, waivers or matters, whether or not Guarantor had notice or knowledge of same. It is the purpose and intent of this Guaranty that the obligations of Guarantor hereunder shall be absolute and unconditional under any and all circumstances.
2.4.     RIGHTS  OF  LENDER.  Lender  is hereby authorized, without notice to or
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demand  of Guarantor and without affecting the liability of Guarantor hereunder, to  take  any  of  the  following  actions  from  time to time:  (a) increase or decrease the amount of, or renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, the Obligations, or otherwise modify, amend or change the terms of any promissory note or other agreement evidencing, securing or otherwise relating to any of the Obligations, including, without limitation, the making of additional advances thereunder; (b) accept and apply any payments on or recoveries against the Obligations from any source, and any proceeds of any security therefor, to the Obligations in such manner, order and priority as Lender may elect in its sole discretion; (c) take, hold, sell, release or otherwise dispose of all or any security for the Obligations or the payment of this Guaranty; (d) settle, release, compromise, collect or otherwise liquidate the Obligations or any portion thereof; (e) accept, hold, substitute, add or release any other guaranty or endorsements of the Obligations; and (f) upon the failure of Guarantor to perform any of the Obligations, appropriate and apply toward payment of the Obligations (i) any indebtedness due or to become due from Lender to Guarantor, and (ii) any moneys, credits, or other property belonging to Guarantor at any time held by or coming into the possession of Lender or any affiliates thereof, whether for deposit or otherwise.
     Without limiting the generality, scope or meaning of any of the foregoing or any other provision of this Guaranty, Guarantor:
(a) waives all rights and defenses that Guarantor may have because the Borrower's debt is secured by real property. This means, among other things:
(i) Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower;
(ii)     If  Lender  forecloses  on  any  real  property  collateral  pledged by
Borrower:
(1) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and
(2) Lender may collect from Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower;
(b) waives all rights and defenses, if any, now or hereafter arising under the laws of the State of Illinois, which are the same as or similar to the rights and defenses waived as described above.
     This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because Borrower's debt is secured by real property.
2.5.     SUBORDINATION.  All  indebtedness now or hereafter owing by Borrower to
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Guarantor  for  borrowed money or otherwise (the "INDEBTEDNESS TO GUARANTOR") is hereby  subordinated  to  the payment of the Obligations, and, subsequent to and during the continuance of a default hereunder or under any of the other Loan Documents, Guarantor shall not accept payment of all or any portion of such Indebtedness to Guarantor until satisfaction in full of the Obligations. If such payment is received by Guarantor, it shall be received and held in trust for the benefit of Lender and shall be paid over promptly to Lender on account of the indebtedness owed by Borrower to Lender, but without impairing or affecting in any manner the liability of Guarantor for the Obligations. All security interests, liens and encumbrances which Guarantor, or any one of them, now or hereafter may have upon any of the assets of Borrower are hereby subordinated to all security interests, liens and encumbrances heretofore, now or hereafter granted to Lender pursuant to the Loan Documents. If Lender forecloses on the Project or otherwise exercises its remedies under the Loan Documents, any and all indebtedness of any Borrower to Guarantor shall be fully released and discharged without any further action of Guarantor; provided that upon request from Lender, Guarantor shall execute and deliver any documentation reasonably requested by Lender to evidence such release.
3.     GUARANTOR'S  WAIVERS
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3.1.     STATUTES  OF  LIMITATION.  Guarantor irrevocably waives all statutes of
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limitation as a defense to any action or proceeding brought against Guarantor by
     Lender,  to  the  fullest  extent  permitted  by  law.
3.2.     ELECTION  OF  REMEDIES.  Guarantor irrevocably waives any defense based
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upon  an  election  of remedies made by Lender or any other election afforded to
Lender pursuant to applicable law, including, without limitation, (a) any election to proceed by judicial or nonjudicial foreclosure or by Uniform Commercial Code sale or by deed or assignment in lieu thereof, or any election of remedies which destroys or otherwise impairs the subrogation rights of the Guarantor or the rights of the Guarantor to proceed against Borrower for reimbursement, or both, (b) the waiver by Lender, either by action or inaction of Lender or by operation of law, of a deficiency judgment against Borrower, and
(c)  any  election  pursuant  to  an  Insolvency  Proceeding.
3.3.     RIGHTS  OF  SUBROGATION AND OTHER RIGHTS.  Until payment in full of the
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Obligations,  Guarantor irrevocably waives (a) all rights at law or in equity to seek subrogation, contribution, indemnification or any other form of reimbursement or repayment from Borrower or any other person or entity now or hereafter primarily or secondarily liable for any of the Obligations for any disbursements made by Guarantor under or in connection with this Guaranty, (b) all claims of any kind or type against Borrower as a result of any payment made by Guarantor to Lender, and (c) any right to participate in any security now or hereafter held by Lender. In furtherance, and not in limitation, of the foregoing, Guarantor agrees that any payment to Lender pursuant to this Guaranty shall be deemed a contribution to the capital of Borrower or other obligated party and shall not constitute Guarantor a creditor of Borrower or such other party. Guarantor further agrees that to the extent the waiver of its rights of subrogation as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation Guarantor may have against Borrower or against any collateral or security for any of the
Obligations shall be junior and subordinate to any rights Lender may have against Borrower and to all right, title and interest Lender may have in such collateral or security.
3.4.     DEMANDS  AND  NOTICES.  Guarantor  irrevocably waives all presentments,
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demands  for  performance,  protests,  notices  of protest, notices of dishonor, notices of acceptance of this Guaranty and of the existence, creation or incurring of new or additional Obligations, notices of defaults by Borrower or any other person liable for the Obligations and demands and notices of every kind that may be required to be given by any statute or rule or law, other than notices specifically required by the terms of the Loan Documents.
3.5.     BORROWER  INFORMATION.  Guarantor  irrevocably  waives  (a) any duty of
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Lender  to  advise  Guarantor  of  any information known to Lender regarding the financial condition of Borrower (it being the obligation of Guarantor to keep informed regarding such condition), and (b) any defense based on any claim that Guarantor's obligations exceed or are more burdensome than those of Borrower.
3.6.     LIMITATION  OF LIABILITY.  Guarantor irrevocably waives any impairment,
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modification,  change,  release  or  limitation  of the liability of, or stay of actions or lien enforcement proceedings against, Borrower or Guarantor, their property, or their estate in bankruptcy, resulting from the operation of any provision of the state or federal bankruptcy laws, or from the decision of any court.
3.7.     LACK  OF DILIGENCE.  Guarantor irrevocably waives any and all claims or
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defenses  based  upon  lack of diligence in:  (a) collection of any Obligations;
(b) protection of any collateral or other security for the Indebtedness or Obligations; or (c) realization upon the other Loan Documents.
3.8.     OTHER  DEFENSES.  Guarantor  irrevocably  waives  any  other  defenses,
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set-offs  or  counterclaims  which  may  be  available to Borrower, or any other
Guarantor if there are more than one, and any and all other defenses now or at any time hereafter available to Guarantor (including without limitation those given  to  sureties)  at  law  or  in  equity.
4.     REPRESENTATIONS  AND  WARRANTS
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     Guarantor  represents  and  warrants  to  Lender  as  follows:
4.1.     AUTHORITY;  EXECUTION.  This  Guaranty  has  been  duly  and  validly
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authorized,  executed  and  delivered  and constitutes the binding obligation of
Guarantor,  enforceable  in  accordance  with  its  terms.
4.2.     FINANCIAL  STATEMENTS.  All  financial  statements  and other financial
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information  concerning Guarantor furnished or to be furnished to Lender (a) are or will be true and correct in all material respects and do or will fairly represent in all material respects the financial condition of Guarantor (including all contingent liabilities), and (b) were or will be prepared in accordance with generally accepted accounting principles, or such other accounting principles as may be acceptable to Lender at the time of their preparation, consistently applied. There has been no material adverse change in Guarantor's financial condition since the dates of the statements most recently furnished Lender.
4.3.     NO  DEFAULTS.  There  is no existing event of default, and no event has
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occurred which with the passage of time and/or the giving of notice or both will constitute an event of default, under any agreement to which Guarantor is a party, the effect of which event of default will impair performance by Guarantor of the Obligations pursuant to and as contemplated by the terms of this Guaranty, and neither the execution and delivery of this Guaranty nor compliance with the terms and provisions hereof will violate any presently existing provision of law or any presently existing regulation, order, writ, injunction or decree of any court or governmental department, commission, board, bureau, agency or instrumentality, or constitute a default under, any agreement to which Guarantor is a party or by which Guarantor is bound.
4.4.     NO  LITIGATION.  There  are no actions, suits or proceedings pending or
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threatened  against  the  Guarantor  before  any  court  or  any  governmental, administrative, regulatory, adjudicatory or arbitrational body or agency of any kind that will adversely affect performance by the Guarantor of Guarantor's obligations pursuant to and as contemplated by the terms and provisions of this Guaranty.
4.5.     ACCURACY.  Neither this Guaranty nor any document, financial statement,
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credit  information,  certificate  or statement heretofore furnished or required herein to be furnished to Lender by Guarantor contains any untrue statement of fact or omits to state a fact material to this Guaranty.
5.     EVENTS  OF  DEFAULT
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     Upon  the  occurrence  of  any of the following events, Lender may, without notice to Borrower or Guarantor, declare any or all of the Obligations, whether or not then due, immediately due and payable by Guarantor under this Guaranty, and Lender shall be entitled to enforce the obligations of Guarantor hereunder.
5.1.     DEFAULT  BY  BORROWER.  Borrower  shall  default  in  the  payment  or
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performance  of any of the Obligations guarantied hereby, after giving effect to any  applicable  notice  and  cure  provisions  set forth in the Loan Documents.
5.2.     FAILURE  TO PERFORM.  Guarantor fails to perform any of its obligations
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under  this  Guaranty or any agreement under which security is given herefor, or this Guaranty is revoked or terminated by Guarantor, or any representation or warranty made or given by Guarantor to Lender proves to be false or misleading in any material respect.
5.3.     INSOLVENCY  PROCEEDING.  The  making by Guarantor of any assignment for
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the benefit of creditors, or a trustee or receiver being appointed for Guarantor or for any property of Guarantor, or Guarantor becoming insolvent or the subject of any Insolvency Proceeding and, in the case of such a proceeding being commenced against Guarantor, such proceeding is not dismissed within thirty (30) days following the commencement date thereof.
6.     MISCELLANEOUS
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6.1.     REVIVAL  AND  REINSTATEMENT.  If  at  any  time  all or any part of any
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payment  theretofore  applied  by Lender to any of the Obligations is or must be rescinded or returned by Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Borrower), such Obligations shall, for the purposes of this Guaranty, to the extent such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by Lender, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Obligations, and Guarantor shall be fully liable therefore, all as though such application by Lender had not been made.
6.2.     NO MARSHALING.  Lender has no obligation to marshal any assets in favor
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of Guarantor, or against or in payment of (a) any of the Obligations, or (b) any other  obligation  owed  to  Lender  by Guarantor, Borrower or any other person.
6.3.     NO  MODIFICATION,  WAIVER  OR  RELEASE  WITHOUT WRITING.  Except as may
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otherwise  be  expressly  set  forth  herein, this Guaranty may not be modified, amended, revised, revoked, terminated, changed or varied in any way whatsoever, nor shall any waiver of any of the provisions of this Guaranty be binding upon Lender, except as expressly set forth in a writing duly executed by Lender. No waiver by Lender of any default shall operate as a waiver of any other default or the same default on a future occasion, and no action by Lender permitted hereunder shall in any way affect or impair Lender's rights or the obligations of Guarantor under this Guaranty.
6.4.     ASSIGNMENT;  SUCCESSORS  AND  ASSIGNS.  Guarantor  may  not  assign
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Guarantor's  obligations  or  liability  under  this  Guaranty.  Subject  to the preceding sentence, this Guaranty shall be binding upon Guarantor and its successors, assigns, heirs, executors and representatives and shall inure to the benefit of Lender and its successors and assigns. Lender may, without notice to anyone, sell or assign the Obligations, the Notes or other Loan Documents or any part thereof, or grant participations therein, and in any such event each and every assignee or holder of, or participant in, all or any of the Obligations shall have the right to enforce this Guaranty, by suit or otherwise for the benefit of such assignee, holder, or participant, as fully as if herein by name specifically given such right, but Lender shall have an unimpaired right, prior and superior to that of any such assignee, holder or participant, to enforce this Guaranty for the benefit of Lender.
6.5.     INTEGRATION.  This  Guaranty  is the entire agreement of Guarantor with
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respect  to  the  subject  matter  of this Guaranty, provided that this Guaranty shall not in any way limit or abrogate the obligations of Guarantor under the other Loan Documents, including, without limitation, the Hazardous Materials Indemnity Agreement of even date herewith.
6.6.     RIGHTS  CUMULATIVE.  All  of  Lender's  rights  or  remedies under this
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Guaranty  and  the other Loan Documents are cumulative.  The exercise of any one right or remedy does not exclude the exercise of any other right given in this Guaranty or the other Loan Documents or any other right or remedy of Lender not set forth in this Guaranty or the other Loan Documents.
6.7.     SEVERABILITY.  Whenever  possible each provision of this Guaranty shall
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be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.
6.8.     MATERIAL  INDUCEMENT; CONSIDERATION.  Guarantor acknowledges and agrees
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that  Lender  is  specifically  relying  upon  the  representations, warranties, agreements and waivers contained herein and that such representations, warranties, agreements and waivers constitute a material inducement to Lender to accept this Guaranty and to enter into the Loan Agreement and the transaction contemplated therein. Guarantor further acknowledges that it expects to benefit from Lender's extension of financing accommodations to Borrower because of its relationship to Borrower, and that it is executing this Guaranty in consideration of that anticipated benefit.
6.9.     INDEMNIFICATION.  Guarantor  agrees  to  indemnify, pay and hold Lender
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and  its  respective  officers,  directors,  employees,  Lender,  and  attorneys
(collectively called the "INDEMNITEES") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto) that may be imposed on, incurred by, or asserted against that Indemnitee, in any manner relating to or arising out of this Guaranty or the exercise of any right or remedy hereunder or under the other documents pertaining to the Obligations (the "INDEMNIFIED LIABILITIES"); provided that
                                                                   --------
Guarantor shall have no obligation to an Indemnitee under this subsection with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of that Indemnitee as determined by a court of competent jurisdiction. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, Guarantor shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them.
6.10.     COUNTERPARTS.  This  Guaranty may be executed in counterparts, each of
          ------------
which shall be deemed an original, but all of which, when taken together, shall be deemed one and the same agreement.
6.11.     GOVERNING  LAW.  This  Guaranty  shall be governed by and construed in
          --------------
accordance with the internal laws of the State of Illinois, without regard to conflicts of law provisions.
6.12.     INTENTIONALLY  OMITTED.
          ----------------------
6.13.     VENUE.  GUARANTOR  HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR
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FEDERAL  COURT  LOCATED  WITHIN  THE  COUNTY  OF  COOK,  STATE  OF  ILLINOIS AND
IRREVOCABLY AGREES THAT, SUBJECT TO LENDER'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY SHALL BE LITIGATED IN SUCH COURTS. GUARANTOR EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON GUARANTOR BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO SUCH GUARANTOR, AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.
6.14.     WAIVER  OF  JURY  TRIAL.  GUARANTOR,  AND  BY  ITS  ACCEPTANCE OF THIS
          -----------------------
GUARANTY, LENDER, HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS GUARANTY AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY GUARANTOR, AND BY LENDER'S ACCEPTANCE OF THIS GUARANTY, LENDER AND GUARANTOR ACKNOWLEDGE THAT NEITHER LENDER NOR ANY PERSON ACTING ON BEHALF OF LENDER HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN
ANY  WAY  MODIFY  OR  NULLIFY  ITS  EFFECT.
6.15.     WAIVERS.  THE  WAIVERS  SET FORTH IN THIS GUARANTY (INCLUDING, WITHOUT
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LIMITATION,  SECTIONS  6.13  AND  6.14  ABOVE) ARE KNOWINGLY, INTENTIONALLY, AND
VOLUNTARILY MADE BY GUARANTOR, AND GUARANTOR ACKNOWLEDGES THAT NEITHER LENDER NOR ANY PERSON ACTING ON BEHALF OF LENDER, HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THESE WAIVERS OR IN ANY WAY TO MODIFY OR NULLIFY THEIR EFFECT. GUARANTOR FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS GUARANTY AND IN THE MAKING OF THESE WAIVERS BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL,
AND  THAT  IT  HAS  HAD  THE  OPPORTUNITY TO DISCUSS THESE WAIVERS WITH COUNSEL.
7.     LIMITATION  OF  LIABILITY
       -------------------------
     Except as provided in the next sentence, the maximum liability of Guarantor under this Guaranty is limited to the principal amount of Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00); plus accrued and unpaid interest and all Enforcement Costs.
In addition to the amounts set forth in the preceding sentence, Guarantor shall, jointly and severally with Borrower, be personally liable for:
(a) all losses, damages, costs and expenses (including, without limitation, attorney's fees), causes of action, suits, claims, demands and judgments of any nature or description whatsoever, which may be imposed upon, incurred by or awarded against Lender or any affiliate thereof as a result of:
(i) any failure after the occurrence and during the continuance of any default (without benefit of any applicable grace or cure period) to apply any portion of the gross income from the Project to the Loan or to customary operating expenses of the Project,
(ii)     fraud  by  Borrower  or  Guarantor,
(iii)     any  misappropriation  of  any  funds  derived  from  the  Project,
(iv)     any  material  misrepresentation  by  Borrower  or  Guarantor,
(v)     any  material  waste  or  abandonment  of  the  Project,
(vi) failure to keep the Project insured in accordance with the terms of the Loan Documents,
(vii) fees paid to Guarantor or any affiliate of Borrower or Guarantor after any default (other than a default occurring solely due to a default under the Other Loan Instruments (as defined in the Mortgage)) or any Event of Default under the Loan Documents, or
(viii) any breach of any representation, warranty, covenant or obligation concerning Hazardous Materials (as defined in the Environmental Indemnity) set forth in the Loan Agreement or set forth in the Environmental Indemnity, each as amended from time to time; and
(b) repayment of the Loan and all other obligations of Borrower under the Loan Documents in the event of (i) any breach of any of the covenants in Sections 11 or 12 of the Mortgage pertaining to change of control, transfers of
       -  --------
interests and additional encumbrances, (ii) any breach of the warranty set forth in Section 4.16 of the Loan Agreement (single asset entity), or (iii) the filing by Borrower, or the filing against Borrower by Guarantor, of any proceeding for relief under any federal or state bankruptcy, insolvency or receivership laws or any assignment for the benefit of creditors made by Borrower.
     Neither this Guaranty nor any of the provisions contained herein (including, without limitation, this Section 7) shall in any manner affect or limit or reduce in any way the liability of Guarantor under the Environmental Indemnity.

The undersigned have duly executed this Guaranty as of the date and year first above written.
EMERITUS  CORPORATION,  a  Washington  corporation

By    /s/  Raymond  R.  Brandstrom
  --------------------------------
Name     Raymond  R.  Brandstrom
Its           CFO